UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2014

Global Digital Solutions, Inc.

(Exact name of registrant as specified in its charter)

New Jersey	000-26361	22-3392051
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 South Flagler Drive, Suite 800 West

West Palm Beach, Florida 33401

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (561) 515-6163

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

On June 19, 2014, Global Digital Solutions, Inc. (the “Company”), filed a Current Report on Form 8-K under Items 1.01, 2.01 and 3.02 (the “Initial Report”) to report the completion of its acquisition of North American Custom Specialty Vehicles, LLC, an Alabama limited liability company (“NACSV”), on June 16, 2014. In response to parts (a) and (b) of Item 9.01 of the Initial Report, the Company indicated that it would file the required financial information by amendment, as permitted by Item 9.01(a)(4) and 9.01(b)(2) to Form 8-K. This Current Report on Form 8-K/A amends Items 9.01(a) and 9.01(b) of the Initial Report to provide the required financial information.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

The audited financial statements of NACSV as of and for the years ended December 31, 2013 and 2012 and the notes related thereto are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

The unaudited financial statements of NACSV as of March 31, 2014 and for the three months ended March 31, 2014 and 2013, and the notes related thereto are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(b) Pro forma financial information

The unaudited pro forma condensed combined balance sheet as of March 31, 2014 has been prepared to present the Company’s financial position as if the acquisition of NACSV had occurred on March 31, 2014. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2013 and the three months ended March 31, 2014 have been prepared to present the Company’s results of operations as if the acquisition of NACSV had occurred on January 1, 2013 and January 1, 2014, respectively. The unaudited condensed combined pro forma financial information is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

(c) Exhibits

Exhibit No.	Description
99.1	Audited financial statements of North American Custom Specialty Vehicles, LLC as of and for the years ended December 31, 2013 and 2012
99.2	Unaudited financial statements of North American Custom Specialty Vehicles, LLC as of March 31, 2014 and for the three months ended March 31, 2014 and 2013
99.3	Unaudited pro forma condensed combined financial information

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Digital Solutions, Inc.

Date: August 18, 2014	By:	/s/ David A. Loppert
David A. Loppert
Chief Financial Officer

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Exhibit Index

Exhibit No.	Description
99.1	Audited financial statements of North American Custom Specialty Vehicles, LLC as of and for the years ended December 31, 2013 and 2012
99.2	Unaudited financial statements of North American Custom Specialty Vehicles, LLC as of March 31, 2014 and for the three months ended March 31, 2014 and 2013
99.3	Unaudited pro forma condensed combined financial information

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